UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. One)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado	80202-1557
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

1.01 Entry Into a Material Definitive Contract

This Amendment No. One on Form 8-K/A amends the current report on Form 8-K of this Company filed on June 17, 2004 by including the exhibits described in Item 9.01 of this report.

Section 9 – Financial Statements and Exhibits

9.01 Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description of Exhibit
10.1	FT Solutions LLC Operating Agreement between Headwaters Technology Innovation Group, Inc. and Rentech, Inc. Dated as of June 15, 2004.

10.2	Contribution Agreement Among Headwaters Technology Innovation Group, Inc., Rentech, Inc. and FT Solutions LLC dated as of June 15, 2004.

10.3	Patent and Trademark License Agreement Between Headwaters Technology Innovation Group, Inc. and FT Solutions LLC dated June 15, 2004.

10.4	Patent and Trademark License Agreement Between Rentech, Inc. and FT Solutions LLC dated June 15, 2004.

10.5	Patent and Trademark License Agreement Between FT Solutions LLC and Rentech, Inc. dated June 15, 2004.

10.6	Services Agreement Between Headwaters Technology Innovation Group, Inc., Rentech, Inc. and FT Solutions LLC dated as of June 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

By:	/s/ Ronald C. Butz
Ronald C. Butz
Vice President and Chief Operating Officer

Date: August 26, 2004.